UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

L E T T E R    T O    S H A R E H O L D E R S

For the six months ended March 31, 2012, Causeway International Value Fund’s Institutional Class returned 23.01% and Investor Class returned 22.98% compared to 14.73% for the MSCI EAFE Index (“EAFE Index”).

Performance Review

Fuelled by additional doses of quantitative easing, equity markets recovered in the six months ended March 31, 2012 reversing losses from the prior six month period. In the post-2008 recovery, total global quantitative easing has reached almost $6 trillion. The European Central Bank recently expanded its balance sheet by more than $700 billion through a second round of its Long-Term Refinancing Operation. This massive monetary stimulus, along with near-zero US short-term interest rates and cuts to China’s bank reserve requirement ratio, fueled positive sentiment for risk assets and some renewed enthusiasm for stocks in all markets. The best performing sectors in the EAFE Index were the most economically cyclical, including consumer discretionary, energy, and industrials, while the biggest laggards were the most economically-defensive sectors, including utilities, telecommunication services, and health care. Nearly every equity market in the Index produced positive returns over the past six months. Measured in US dollars, the top five best performing developed international equity markets were Ireland, Denmark, Norway, Germany, and Sweden (each delivered greater than 24% returns). The worst performing markets were Greece, Portugal and Spain (each in negative territory), followed by Japan and Italy.

Due primarily to superior stock selection across a broad array of industries, the Fund significantly outperformed the EAFE Index during the period. Fund holdings in the materials, capital goods, and transportation industry groups contributed the most towards outperformance relative to the EAFE Index. Meanwhile, the top detractors to relative performance were Fund holdings in the consumer services, food & staples retailing, and consumer durables & apparel industry groups. From a regional perspective, the top contributors to relative outperformance included Fund holdings in Japan, the United Kingdom, and the Netherlands, while the Fund’s lack of exposure to Australia and Denmark as well as overexposure to Greece detracted from relative performance. Regarding individual stocks, the largest single contributor to return was jet engine manufacturer, Rolls-Royce (UK). Additional top contributors included paint company, Akzo Nobel (Netherlands), industrial gases company, Linde (Germany), postage parcel & logistics provider, Deutsche Post (Germany) and energy services firm, Technip (France). Two of the largest individual detractors were positions initiated during the period: food & staples retailer, Tesco (UK) and integrated oil & gas energy company, Total (France). Additional top detractors included telecommunication services provider, KDDI (Japan), lottery & sports betting services provider, OPAP (Greece), and pachinko game manufacturer, Sankyo (Japan).

2	Causeway International Value Fund

We believe that some of the greatest upside potential in global equities at present can be found in European stocks. As a result, the Fund remains overweight euro zone-listed companies versus the EAFE Index. We are concerned about the economic challenges facing the euro zone, and believe it is unlikely that the euro will appreciate relative to the US dollar in the mid-to long-term. During the semi-annual period, we initiated euro/dollar hedges to provide some protection for a portion of the Fund’s portfolio from euro weakness and allow us to continue seeking alpha (performance above the benchmark) from stock selection. Our quantitative research shows that these hedges provide a degree of portfolio risk reduction (measured as expected volatility). We continue to monitor the euro currency closely. In another important currency development, following additional quantitative easing from the Bank of Japan, the yen slipped over 6% in February 2012 versus the US dollar, materially enhancing the competitiveness of Japanese exporters.

Significant Portfolio Changes

After considerable share price appreciation, we reduced exposure to or exited entirely from several of our most economically sensitive holdings during the period. The largest sale resulted from a reduction in shares of jet engine manufacturer, Rolls-Royce (UK). In addition, we substantially reduced the number of shares held in industrial gas company, Air Liquide (France) and Barclays bank (UK), and completely sold construction & concessions operating company, Vinci (France) and condominium developer, Haseko (Japan).

Recent portfolio turnover is below our long-term average, reflecting the sustained upside potential we see in many of the Fund’s current portfolio holdings. Our quantitative screens, followed by rigorous fundamental research, uncovered a number of investment opportunities across regions and sectors in both cyclical and economically stable businesses. Over the last six months, the Fund’s largest purchases were of companies where we added to existing positions, including telecommunication services provider, KDDI (Japan), pharmaceutical company, Novartis (Switzerland), flavors & fragrances ingredients manufacturer, Givaudan (Switzerland), plant construction engineer, JGC Corp (Japan), and supplemental health & life insurer, Sony Financial (Japan).

Investment Outlook

We continue to find undervalued stocks, especially in areas of less interest to short-term oriented investors. Stock selection has become paramount – once again – and we have identified high quality, market-leading companies burdened by some temporary impediment to earnings growth. These portfolio candidates are in the food retailing, oil & gas, transportation and telecommunication services industry groups, to name a few. Global growth risks appear as likely in Europe as they do in Asia, with North America in a grace period until Americans must endure the inevitable post-election tax increases and other fiscal austerity measures. Our proprietary multi-factor risk model continues to guide portfolio construction, ensuring diversification, our single greatest defense against unnecessary volatility in returns. We remain underweight “risky” sectors of the market (namely financials) and “expensive” sectors of the market (namely consumer

Causeway International Value Fund	3

staples). We remain overweight undervalued quality cyclicals, specifically in the industrials and materials sectors. But within these two sectors, we are exposed to companies whose fortunes are less cyclical than might appear at face value. Examples include two Netherlands-listed companies: industrial coatings (paint) producer, Akzo Nobel and media services provider, Reed Elsevier (owner of legal research software, Lexus-Nexis), as well as industrial gases companies, Air Liquide (France) and Linde (Germany). These well-managed companies generate high returns on capital, boast superior financial strength versus peers, and have leading market shares in their industries.

We continue to seek to outpace the Fund’s benchmark, the EAFE Index, with equal or lower levels of risk (defined as volatility of returns) over full market cycles. The volatility associated with this post-2008 investment cycle has unnerved many investors. The resurgence in stock markets from last summer may also concern investors, already skittish from elevated levels of equity volatility. Although we cannot predict the next government policy error, hostile military action or natural disaster, we believe we have embedded meaningful downside protection in the Fund. We intend to maintain competitive performance, and do this with the concurrent goal of mitigating volatility of returns. This optimal portfolio of stocks that we believe exhibit the highest risk-adjusted potential returns should prove satisfying in this prolonged period of public sector deleveraging and subdued bond yields. We continue to prefer companies paying stable and growing dividends and/or repurchasing shares to return excess cash to shareholders. As a result, these companies’ investors are paid to wait for share price appreciation.

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

4	Causeway International Value Fund

As of 3/31/12, average annual total returns for the Institutional Class were (2.45%) (one year), (1.40%) (five year) and 8.32% (since inception), and for the Investor Class were (2.63%) (one year), (1.62%) (five year) and 8.06% (since inception). Inception was 10/26/01.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance may reflect fee waivers. In the absence of such fee waivers, total return may be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets, and will have lower performance than Institutional Class shares. Institutional Class shares pay no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE® Index is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway International Value Fund	5

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *

March 31, 2012 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
COMMON STOCK
France — 13.1%
Air Liquide	153,832	$20,508
AXA SA	1,275,638	21,147
BNP Paribas	384,602	18,248
Gemalto NV	370,282	24,441
Legrand SA	875,630	32,221
Sanofi-Aventis SA	572,460	44,458
Technip SA	282,567	33,288
Total SA	353,474	18,028

		212,339

Germany — 11.4%
Bayer AG	308,869	21,726
Deutsche Post AG	1,631,260	31,405
Linde AG	247,614	44,434
Muenchener Rueckversicherungs AG	195,826	29,526
SAP AG	247,774	17,303
Siemens AG	402,201	40,548

		184,942

Greece — 0.6%
OPAP SA	994,282	9,641

Hong Kong — 1.5%
Yue Yuen Industrial Holdings Ltd.	6,972,533	24,467

Ireland — 2.2%
Ryanair Holdings PLC ADR[1]	583,900	21,184
Smurfit Kappa Group PLC	1,642,907	15,009

		36,193

Italy — 1.0%
Snam Rete Gas SpA	3,365,020	16,184

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *    (continued)

March 31, 2012 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Japan — 15.7%
Honda Motor Co. Ltd.	945,700	$35,934
JGC Corp.	1,408,000	43,633
KDDI Corp.	4,215	27,295
Sankyo Co. Ltd.	218,600	10,723
Shin-Etsu Chemical Co. Ltd.	290,400	16,771
SMC Corp.	117,900	18,745
Sony Financial Holdings Inc.	2,294,800	40,756
Tokyo Electron Ltd.	294,300	16,836
Toyota Motor Corp.	986,500	42,549

		253,242

Netherlands — 8.4%
Akzo Nobel NV	817,394	48,262
Post NL NV	3,853,233	23,794
Reed Elsevier NV	4,126,828	52,706
TNT Express NV	904,125	11,166

		135,928

Singapore — 3.2%
SembCorp Industries Ltd.	1,436,000	6,032
SembCorp Marine Ltd.	5,838,000	24,521
Singapore Airlines Ltd.	2,451,000	20,999

		51,552

South Korea — 4.1%
Hyundai Heavy Industries Co. Ltd.	70,251	19,933
KT&G Corp.	642,045	45,559

		65,492

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *    (continued)

March 31, 2012 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Spain — 3.6%
Banco Santander SA	1,584,745	$12,195
Enagas	1,268,987	24,422
Tecnicas Reunidas SA	504,384	21,012

		57,629

Sweden — 1.5%
Skandinaviska Enskilda Banken AB, Class A	3,368,514	23,931

Switzerland — 10.1%
Givaudan SA	32,389	31,216
Novartis AG	857,830	47,477
Roche Holding AG	167,321	29,119
UBS AG	1,892,505	26,520
Zurich Financial Services AG	108,800	29,240

		163,572

United Kingdom — 21.9%
Aviva PLC	3,882,111	20,584
Balfour Beatty PLC	5,125,079	23,404
Barclays PLC	5,142,393	19,350
BP PLC	2,341,532	17,324
British American Tobacco PLC	997,834	50,283
Eurasian Natural Resources Corp. PLC	1,513,786	14,346
HSBC Holdings PLC	3,232,521	28,514
Michael Page International PLC	2,140,003	16,430
Petrofac Ltd.	876,614	24,397
Rexam PLC	4,172,845	28,573
Rio Tinto PLC	308,004	16,977
Rolls-Royce Group PLC	2,426,227	31,511
Tesco PLC	6,278,887	33,142
Vodafone Group PLC	10,273,701	28,297

		353,132

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *    (concluded)

March 31, 2012 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Total Common Stock (Cost $1,507,484) — 98.3%		$1,588,244

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.110% **	19,306,259	19,306

Total Short-Term Investment (Cost $19,306) — 1.2%		19,306

Total Investments — 99.5% (Cost $1,526,790)		1,607,550

Other Assets in Excess of Liabilities — 0.5%		8,778

Net Assets — 100.0%		$1,616,328

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2012.
1	Non-income producing security.

The Fund has the following forward currency contracts outstanding at March 31, 2012:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of New York Mellon	4/25/12	EUR	41,030	USD	53,803	$(925)
Bank of New York Mellon	4/25/12	EUR	15,181	USD	20,440	192

						$(733)

ADR	American Depositary Receipt
EUR	Euro
USD	US Dollar

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

S E C T O R    D I V E R S I F I C A T I O N

As of March 31, 2012, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets
Common Stock
Industrials	22.6%
Financials	16.7
Materials	14.6
Consumer Discretionary	10.9
Health Care	8.8
Consumer Staples	8.0
Energy	7.1
Information Technology	3.6
Telecommunication Services	3.5
Utilities	2.5

Total Common Stock	98.3
Short-Term Investment	1.2

Other Assets in Excess of Liabilities	0.5

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

S T A T E M E N T    OF    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 ) *

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND
3/31/12
ASSETS:
Investments at Value (Cost $1,526,790)	$1,607,550
Receivable for Dividends and Interest	6,831
Receivable for Investment Securities Sold	3,402
Receivable for Tax Reclaims	2,687
Receivable for Fund Shares Sold	2,381
Foreign Currency (Cost $972)	1,007
Unrealized Appreciation on Forward Foreign Currency Contracts	192
Prepaid Expenses	13

Total Assets	1,624,063

LIABILITIES:
Payable for Investment Securities Purchased	3,506
Payable for Fund Shares Redeemed	1,459
Payable due to Adviser	1,097
Unrealized Depreciation on Forward Foreign Currency Contracts	925
Payable for Shareholder Service Fees — Investor Class	139
Payable Due to Trustees	94
Payable Due to Administrator	76
Other Accrued Expenses	439

Total Liabilities	7,735

Net Assets	$1,616,328

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$1,960,774
Undistributed Net Investment Income	10,411
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(434,934)
Net Unrealized Appreciation on Investments	80,760
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(683)

Net Assets	$1,616,328

Net Asset Value Per Share (based on net assets of $1,199,206,211 ÷ 96,142,619) — Institutional Class	$12.47

Net Asset Value Per Share (based on net assets of $417,121,350 ÷ 33,644,928) — Investor Class	$12.40

*	Except for Net Asset Value data

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

S T A T E M E N T    O F    O P E R A T I O N S    ( 0 0 0 )

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND
10/1/2011 TO 3/31/12
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $2,369)	$18,822

Total Investment Income	18,822

EXPENSES:
Investment Advisory Fees	5,812
Shareholder Service Fees — Investor Class	490
Administration Fees	408
Custodian Fees	268
Transfer Agent Fees	245
Printing Fees	137
Trustees’ Fees	135
Professional Fees	110
Registration Fees	23
Other Fees	141

Total Expenses	7,769

Net Investment Income	11,053

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Loss from Security Transactions	(2,621)
Net Realized Gain on Foreign Currency Transactions	3,926
Net Change in Unrealized Appreciation on Investments	287,176
Net Change in Unrealized Depreciation on Foreign Currency and Translation	(1,294)

Net Realized and Unrealized Gain on Investments	287,187

Net Increase in Net Assets Resulting from Operations	$298,240

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

S T A T E M E N T    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	CAUSEWAY INTERNATIONAL VALUE FUND
	10/01/11 to 3/31/12 (Unaudited)	10/01/10 to 9/30/11 (Audited)
OPERATIONS:
Net Investment Income	$11,053	$47,109
Net Realized Gain (Loss) from Security Transactions	(2,621)	115,497 (1)
Net Realized Gain on Foreign Currency Transactions	3,926	136
Net Change in Unrealized Appreciation (Depreciation) on Investments	287,176	(283,136)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency
Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1,294)	448

Net Increase (Decrease) in Net Assets Resulting from Operations	298,240	(119,946)

DIVIDENDS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(33,987)	(16,726)
Investor Class	(12,203)	(12,188)

Total Dividends from Net Investment Income	(46,190)	(28,914)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(2)	55,397	(465,862)
Redemption Fees(3)	14	84

Total Increase (Decrease) in Net Assets	307,461	(614,638)

NET ASSETS:
Beginning of Period	1,308,867	1,923,505

End of Period	$1,616,328	$1,308,867

Undistributed Net Investment Income	$10,411	$45,548

(1)	Includes realized gains from in-kind transaction (see Note 8 in Notes to Financial Statements).
(2)	See Note 7 in the Notes to Financial Statements.
(3)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

F I N A N C I A L    H I G H L I G H T S

For the six months ended March 31, 2012 (Unaudited) and the years ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional Class
2012(1)	10.50	0.09	2.26	2.35	(0.38)	—	(0.38)
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)
2008	21.85	0.42	(5.68)	(5.26)	(0.45)	(4.00)	(4.45)
2007	19.04	0.39	3.54	3.93	(0.23)	(0.89)	(1.12)
Investor Class
2012(1)	10.42	0.07	2.26	2.33	(0.35)	—	(0.35)
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)
2008	21.71	0.39	(5.64)	(5.25)	(0.41)	(4.00)	(4.41)
2007	18.93	0.33	3.53	3.86	(0.19)	(0.89)	(1.08)

(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Redemption Fees ($)	Net Asset Value, End of Period ($)	Total Return (%)	Net Assets End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

—	12.47	23.01	1,199,206	1.00	1.62	8
—	10.50	(10.05)	932,175	0.99	3.30	39
—	11.86	6.71	1,029,606	0.98	1.62	32
—	11.30	4.28	1,110,262	0.99	2.29	47
—	12.14	(29.24)	1,548,542	0.91	2.56	29
—	21.85	21.22	3,080,040	0.90	1.89	40

—	12.40	22.98	417,122	1.25	1.25	8
—	10.42	(10.28)	376,692	1.23	2.15	39
—	11.77	6.38	893,899	1.22	1.39	32
—	11.23	4.07	1,038,465	1.23	2.07	47
—	12.05	(29.40)	1,002,473	1.15	2.38	29
—	21.71	20.92	1,783,973	1.13	1.63	40

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial

Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

16	Causeway International Value Fund

N O T E S     T O     F I N A N C I A L     S T A T E M E N T S     (Unaudited)

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2012:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock
France	$212,339	$—	$—	$212,339
Germany	184,942	—	—	184,942
Greece	9,641	—	—	9,641
Hong Kong	24,467	—	—	24,467
Ireland	36,193	—	—	36,193
Italy	16,184	—	—	16,184
Japan	253,242	—	—	253,242
Netherlands	135,928	—	—	135,928
Singapore	51,552	—	—	51,552
South Korea	65,492	—	—	65,492
Spain	57,629	—	—	57,629
Sweden	23,931	—	—	23,931
Switzerland	163,572	—	—	163,572
United Kingdom	353,132	—	—	353,132

Total Common Stock	$1,588,244	$—	$—	$1,588,244
Short-Term Investment
United States	19,306	—	—	19,306

Total Investments in Securities	$1,607,550	$—	$—	$1,607,550

Other Financial Instruments – Assets	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Forward Foreign Currency Contracts	$—	$192	$—	$192

Total Other Financial Instruments – Assets	$—	$192	$—	$192

Other Financial Instruments – Liabilities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Forward Foreign Currency Contracts	$—	$925	$—	$925

Total Other Financial Instruments – Liabilities	$—	$925	$—	$925

Causeway International Value Fund	17

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six months ended March 31, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any,

related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

18	Causeway International Value Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the six months ended March 31, 2012, the Institutional Class and Investor Class retained $2,083 and $11,991 in redemption fees, respectively.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as Cash Equivalents on the Statement of Assets and Liabilities. Amounts invested are generally available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six months ended March 31, 2012, the Fund received commission recapture payments of $33,425.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2013 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2012.

Causeway International Value Fund	19

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2012, the Investor Class paid 0.25% (annualized) of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement. The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from sales of securities, other than short-term investments, during the six months ended March 31, 2012, for the Fund were as follows:

Purchases (000)	Sales (000)
$180,958	$116,906

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on

20	Causeway International Value Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The tax character of dividends and distributions declared during the fiscal years ended September 30, 2011 and September 30, 2010, were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2011	$28,914	$—	$28,914
2010	33,733	—	33,733

As of September 30, 2011, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$46,179
Capital Loss Carryforwards	(416,778)
Unrealized Depreciation	(225,266)
Other Temporary Differences	(631)

Total Accumulated Losses	$(596,496)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2010 through September 30, 2011 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2011.

Expiring in Fiscal Year	Amount (000)
2018	$416,778

Total capital loss carryforwards	$416,778

For the year ended September 30, 2011, the Fund used $91,597, (000) of capital loss carryforwards,

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years.As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$1,526,790	$224,117	$(143,357)	$80,760

Causeway International Value Fund	21

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2012 (Unaudited)		Fiscal Year Ended September 30, 2011 (Audited)
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	13,745	$159,991	15,334	$194,165
Shares Issued in Reinvestment of
Dividends and Distributions	2,924	31,171	1,246	15,096
Shares Redeemed	(9,332)	(110,080)	(14,608)	(187,298)

Increase in Shares Outstanding Derived from Institutional Class Transactions	7,337	81,082	1,972	21,963

Investor Class:
Shares Sold	8,742	97,846	18,844	226,787
Shares Issued in Reinvestment of
Dividends and Distributions	1,120	11,875	1,002	12,080
Shares Redeemed	(12,360)	(135,406)	(20,033)	(245,895)
Shares Redeemed In-Kind	—	—	(39,589)	(480,797)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(2,498)	(25,685)	(39,776)	(487,825)

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	4,839	$55,397	(37,804)	$(465,862)

8.	In-Kind Redemption

The redemption in-kind reflects the valuation of the underlying securities in accordance with the Fund’s pricing and valuation procedures. The share prices used to calculate the Fund’s net asset value were the same prices used to calculate the value of the redemption in-kind. For the year ended September 30, 2011, the Fund realized gains from in-kind redemptions of $12,553,479.

9.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

22	Causeway International Value Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(concluded)

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway International Value Fund	23

D I S C L O S U R E    O F    F U N D    E X P E N S E S    (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

24	Causeway International Value Fund

D I S C L O S U R E    O F    F U N D    E X P E N S E S    (Unaudited)

(concluded)

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,230.10	1.00%	$5.59
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.99	1.00%	$5.06

Causeway International Value Fund
Actual Fund Return
Investor Class	$1,000.00	$1,229.80	1.25%	$6.99
Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.73	1.25%	$6.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Causeway International Value Fund	25

INVESTMENT ADVISER

Causeway Capital Management LLC

11111 Santa Monica Blvd.

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

CCM-SA-003-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 1, 2012